UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2017

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Strategic Income Fund for the twelve-month reporting period ended July 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective May 1, 2017, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Gordon S. Brown and Annabel Rudebeck. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplement dated March 1, 2017.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2017

II	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended July 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Finally, the U.S. Department of Commerce’s second estimate for second quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. The increase in growth reflected upturns in private inventory investment and federal government spending, along with an acceleration in personal consumption expenditures.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on July 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since May 2001. The percentage of longer-term unemployed also declined over the period. In July 2017, 25.9% of Americans looking for a job had been out of work for more than six months, versus 26.1% when the period began.

Turning to the global economy, in its July 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in global growth anticipated in the April World Economic Outlook remains on track, with global output projected to grow by 3.5 percent in 2017 and 3.6 percent in 2018. The unchanged global growth projections mask somewhat different contributions at the country level. U.S. growth projections are lower than in April, primarily reflecting the assumption that fiscal policy will be less expansionary going forward than previously anticipated. Growth has been revised up for Japan and especially the euro area, where positive surprises to activity in late 2016 and early 2017 point to solid momentum. China’s growth projections have also been revised up, reflecting a strong first quarter of 2017 and expectations of continued fiscal support.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.9%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.3% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after maintaining the federal funds rateiii at a range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed

Western Asset Global Strategic Income Fund	III

Investment commentary (cont’d)

securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.” Finally, at its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2015, before the beginning of the reporting period, the European Central Bank (“ECB”)v announced that it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Since that time, the ECB has remained on hold in terms of monetary policy. In other developed countries, in August 2016 the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Western Asset Global Strategic Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Western Asset Global Strategic Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, (including emerging market corporate debt), mortgage- and asset-backed securities, sovereign debt (including emerging market sovereign debt), and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.) and will invest at least 35% of its assets in foreign securities.

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio is normally expected to be between zero and ten years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated weak results over the twelve-month reporting period ended July 31, 2017. The spread sectors (non-Treasuries) generally rallied in August and September 2016, as concerns over global growth moderated, energy prices

Western Asset Global Strategic Income Fund 2017 Annual Report	1

Fund overview (cont’d)

stabilized and the Federal Reserve Board’s (the “Fed”)iii monetary policy remained accommodative. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. U.S. Treasury yields then moved sharply higher and most segments of the fixed income market posted weak total returns from October through the end of December 2016 (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from President Donald Trump’s administration. In addition, for the first time in a year the Fed raised rates in December 2016. However, spread sectors then regained their footing over the last seven months of the period as concerns over U.S. growth and inflation pressure abated, and Treasury yields generally edged lower, even though the Fed again raised rates in March and June 2017.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yields for the two-year Treasury began the reporting period at 0.67% and ended the period at 1.34%. Their peak of 1.41% occurred on both July 3 and July 5, 2017, and they were as low as 0.64% on August 4, 2016. The yields for the ten-year Treasury were 1.46% at the beginning of the period — their low for the twelve months ended July 31, 2017. The yields for the ten-year Treasury ended the period at 2.30% and their peak of 2.62% was on March 13, 2017.

All told, the Bloomberg Barclays U.S. Universal Indexiv returned 0.59% for the twelve months ended July 31, 2017. For comparison purposes, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv and the JPMorgan Emerging Markets Bond Index Globalvi returned 10.94% and 4.59%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to bank loans given their floating-rate nature and low volatility characteristics relative to high-yield corporate bonds. The Fund’s exposure to emerging markets local debt increased due to their attractive real yields and currency appreciation potential. We also added to the Fund’s allocation to investment-grade corporate financials amid continued fundamental improvements and strong investor demand. Conversely, we reduced the Fund’s allocation to investment-grade corporate industrials, specifically metals and mining and midstream energy credits, to capture profits. We also pared the Fund’s exposure to high-yield Consumer Non-Cyclicals1, in particular the Health Care sector due to the uncertainty around the repeal of the Affordable Care Act and its impact on the sector. Finally, we reduced

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

2	Western Asset Global Strategic Income Fund 2017 Annual Report

the Fund’s allocation to commercial mortgage-backed securities (“CMBS”) as we found their valuations to be less attractive.

During the reporting period, interest rate options, futures and swaps were used to manage the Fund’s duration and yield curvevii exposure. Collectively, these instruments contributed to performance. Equity index options and investment-grade and high-yield index swaps, which were utilized primarily for tail-risk hedging purposes, detracted from performance. Currency options, swaps and foreign exchange forwards were utilized to express our positive or negative views on various developed market and emerging market currencies. In aggregate, these instruments contributed to performance.

Performance review

For the twelve months ended July 31, 2017, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 7.65%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Index, returned 0.59% for the same period. The Lipper Global Income Funds Category Average1 returned 1.55% over the same time frame.

Performance Snapshot as of July 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Strategic Income Fund:
Class A	4.79%	7.65%
Class C	4.58%	7.06%
Class C1[2]	4.57%	7.21%
Class I	5.09%	8.12%
Class IS	5.14%	8.22%
Bloomberg Barclays U.S. Universal Index	2.78%	0.59%
Lipper Global Income Funds Category Average	4.56%	1.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 214 funds for the six-month period and among the 208 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global Strategic Income Fund 2017 Annual Report	3

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2017 for Class A, Class C, Class C1, Class I and Class IS shares were 3.73%, 3.17%, 3.49%, 4.17% and 4.30%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I and Class IS shares would have been 4.14% and 4.28%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 23, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.14%, 1.85%, 1.54%, 0.86% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.95% for Class C shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its high-yield corporate bond exposure. Following a challenging start to 2016, high-yield witnessed a meaningful rebound and registered strong performance over the reporting period. The turnaround was led by a rebound in energy and commodity related issuers. These sectors enjoyed an improved price environment in crude oil, natural gas and other base commodities following the significant declines of the previous six quarters. As a result, defaults in these sectors declined significantly, which translated into a notable reduction in overall market defaults. Furthermore, other fundamental factors continued to be supportive and contributed toward strengthening investor sentiment. Beyond high-yield, exposure to other higher yielding sectors also benefitted the Fund, such as emerging markets debt.

The Fund’s duration positioning contributed to performance. In particular, our emphasis on longer dated yields benefited results due

4	Western Asset Global Strategic Income Fund 2017 Annual Report

to a meaningful flattening of the U.S. Treasury yield curve during the reporting period.

The Fund’s overweights to non-agency residential mortgage-backed securities and CMBS were also additive for results. They performed well given limited supply and solid demand from investors seeking to generate incremental yield in the low interest rate environment.

Finally, individual security selection enhanced the Fund’s overall results as a number of our credits performed well. Most notable were our overweight positions in Murray Energy Corp., Williams Cos. Inc. and Sprint (Sprint Corp., Sprint Communications, Inc. and Sprint Capital Corp.). Murray Energy Corp. benefited from enhanced margins on coal, prudent cost controls and management’s focus on balance sheet repair. Williams Cos. Inc. performed well amid an improvement in crude oil pricing and investors’ renewed focus on the company’s underlying fundamentals. Sprint’s management team made improvements, both from an operational and financial standpoint and its debt was upgraded by Moody’s in January 2017.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. Marginally detracting from the Fund’s relative performance was its non-agency mortgage-backed security exposure and investment-grade corporate bond exposure.

Individual credits that detracted from performance included our overweight positions in Sierra Hamilton LLC and Milagro Oil & Gas (“MWO Holdings LLC”). Sierra Hamilton LLC, an energy consulting company, suffered price depreciation as the company defaulted on its debt obligation during the reporting period. With respect to Milagro Oil & Gas, the Fund’s equity ownership position declined during the reporting period as operations continue to struggle. At the present valuation, we believe the position represents attractive relative value.

Thank you for your investment in Western Asset Global Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 21, 2017

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Western Asset Global Strategic Income Fund 2017 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of July 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 41 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2017 were: Sovereign Bonds (20.0%), Collateralized Mortgage Obligations (13.6%), Consumer Discretionary (11.7%), Financials (8.7%), and Asset Backed Securities (8.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Global Strategic Income Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2017 and July 31, 2016 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Global Strategic Income Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2017 and held for the six months ended July 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.79%	$1,000.00	$1,047.90	1.13%	$5.74	Class A	5.00%	$1,000.00	$1,019.19	1.13%	$5.66
Class C	4.58	1,000.00	1,045.80	1.86	9.43	Class C	5.00	1,000.00	1,015.57	1.86	9.30
Class C1	4.57	1,000.00	1,045.70	1.55	7.86	Class C1	5.00	1,000.00	1,017.11	1.55	7.75
Class I	5.09	1,000.00	1,050.90	0.85	4.32	Class I	5.00	1,000.00	1,020.58	0.85	4.26
Class IS	5.14	1,000.00	1,051.40	0.75	3.81	Class IS	5.00	1,000.00	1,021.08	0.75	3.76

8	Western Asset Global Strategic Income Fund 2017 Annual Report

[1]	For the six months ended July 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Global Strategic Income Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 7/31/17	7.65%	7.06%	7.21%	8.12%	8.22%
Five Years Ended 7/31/17	4.14	N/A	3.71	4.48	N/A
Ten Years Ended 7/31/17	5.66	N/A	5.22	5.97	N/A
Inception* through 7/31/17	—	3.40	—	—	4.24

With sales charges[2]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 7/31/17	3.07%	6.06%	6.21%	8.12%	8.22%
Five Years Ended 7/31/17	3.24	N/A	3.71	4.48	N/A
Ten Years Ended 7/31/17	5.20	N/A	5.22	5.97	N/A
Inception* through 7/31/17	—	3.40	—	—	4.24

Cumulative total returns
Without sales charges[1]
Class A (7/31/07 through 7/31/17)	73.45%
Class C (Inception date of 8/1/12 through 7/31/17)	18.21
Class C1[3] (7/31/07 through 7/31/17)	66.27
Class I (7/31/07 through 7/31/17)	78.58
Class IS (Inception date of 10/23/14 through 7/31/17)	12.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

[3]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10,1995 and October 23, 2014, respectively.

10	Western Asset Global Strategic Income Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Global Strategic Income Fund vs. Bloomberg Barclays U.S. Universal Index† — July 2007 - July 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Global Strategic Income Fund on July 31, 2007, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2017. The hypothetical illustration also assumes a $10,000 investment, in the Bloomberg Barclays U.S. Universal Index. The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

Western Asset Global Strategic Income Fund 2017 Annual Report	11

Spread duration (unaudited)

Economic exposure — July 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

12	Western Asset Global Strategic Income Fund 2017 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2017 Annual Report	13

Schedule of investments

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 43.4%
Consumer Discretionary — 7.6%
Auto Components — 1.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	600,000		$611,550	(a)
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	420,000		438,375
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	80,000		82,700
Goodyear Tire & Rubber Co., Senior Notes	4.875%	3/15/27	400,000		406,250
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,050,000		1,072,312	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,160,000		2,265,300	(a)
Total Auto Components					4,876,487
Diversified Consumer Services — 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,338,441	(c)
Hotels, Restaurants & Leisure — 1.8%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	750,000		776,250	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	610,000		650,413	(a)
Great Canadian Gaming Corp., Senior Notes	6.625%	7/25/22	1,310,000	CAD	1,092,761	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	620,000		647,900	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	810,000		913,275
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,040,000		1,079,000	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	220,000		246,125
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	404,000		436,825	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,150,000		1,211,812	(a)
Total Hotels, Restaurants & Leisure					7,054,361
Household Durables — 0.1%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	500,000		518,750
Media — 2.4%
AMC Networks Inc., Senior Notes	4.750%	8/1/25	180,000		182,034
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		447,825	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	500,000		518,125	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	60,000		64,580
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		211,174
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		849,030
DISH DBS Corp., Senior Notes	7.750%	7/1/26	730,000		876,000
EW Scripps Co., Senior Notes	5.125%	5/15/25	630,000		653,625	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	670,000		706,850	(a)

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	660,000		$691,337	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	1,220,000		1,325,225	(a)
Sinclair Television Group Inc., Senior Notes	6.125%	10/1/22	260,000		270,400
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		502,500	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,082,463	(c)
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,030,385	(c)
Total Media					9,411,553
Specialty Retail — 1.1%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,111,463	(c)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	610,000		547,475	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	850,000		800,594
PetSmart Inc., Senior Notes	7.125%	3/15/23	100,000		90,750	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	780,000		741,000	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	550,000		530,750	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	460,000		471,500	(a)
Total Specialty Retail					4,293,532
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,430,000		2,490,750	(a)
Total Consumer Discretionary					29,983,874
Consumer Staples — 1.5%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,540,000		1,547,700	(a)
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	5.125%	7/20/45	330,000		380,173
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		747,040	(c)
Total Food & Staples Retailing					1,127,213
Food Products — 0.7%
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,288,785	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		217,385
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	130,000		141,127
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	10,000		10,598
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000		130,597
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	380,000		398,525	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	530,000		556,717	(a)
Total Food Products					2,743,734

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	15

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	610,000	$549,762
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000	116,652
Total Tobacco				666,414
Total Consumer Staples				6,085,061
Energy — 7.4%
Energy Equipment & Services — 0.6%
Ensco PLC, Senior Notes	8.000%	1/31/24	160,000	148,300
FTS International Inc., Senior Secured Bonds	6.250%	5/1/22	370,000	322,825
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000	1,287,800	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	710,000	592,850
Total Energy Equipment & Services				2,351,775
Oil, Gas & Consumable Fuels — 6.8%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000	753,082
Apache Corp., Senior Notes	4.250%	1/15/44	410,000	389,511
Berry Petroleum Co. Escrow	—	—	220,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	431,550	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	520,000	608,400	(a)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	290,000	308,488	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000	805,650
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	450,000	452,812	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	600,000	616,500	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	520,000	564,200	(a)
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	280,000	288,750
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	54,569
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000	1,001,634
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	430,000	436,450
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	250,000	260,000
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	440,000	344,025	(a)
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	580,000	607,550	(a)
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,140,000	1,153,135	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	497,500
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	1,354,638	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	580,000	479,950	(a)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	410,000	422,812	(a)(g)

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	260,000	$268,125	(a)(g)
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	152,074
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	480,000	511,200	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.250%	8/15/25	190,000	194,275	(a)
PDC Energy Inc., Senior Notes	7.750%	10/15/22	760,000	795,150
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000	1,434,108
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,000,000	977,190
Range Resources Corp., Senior Notes	5.000%	3/15/23	640,000	635,200	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	520,924
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	236,425
Rice Energy Inc., Senior Notes	6.250%	5/1/22	800,000	837,000
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,150,000	1,313,875	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,060,000	1,111,675
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	4,578	*(h)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	120,000	130,248
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	690,998
Shell International Finance BV, Senior Notes	4.000%	5/10/46	60,000	60,743
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	713,287
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,750,000	3,554,375
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000	740,350
WPX Energy Inc., Senior Notes	5.250%	9/15/24	230,000	227,700
Total Oil, Gas & Consumable Fuels				26,940,706
Total Energy				29,292,481
Financials — 8.4%
Banks — 5.2%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000	256,247	(a)
Banco Mercantil De Norte, Junior Subordinated Notes	6.875%	7/6/22	200,000	210,000	(a)(i)(j)
Banco Mercantil De Norte, Junior Subordinated Notes	7.625%	1/10/28	200,000	211,060	(a)(i)(j)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000	394,596
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	371,025	(i)(j)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000	924,715	(i)(j)
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000	603,503
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000	475,447
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	400,000	406,422
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000	525,165

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	17

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000		$492,844	(a)(i)(j)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	710,000		849,295	(a)(i)(j)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		321,516	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000		428,000	(i)(j)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		530,915
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,039,647	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,830,000		1,869,857	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	350,000		371,947	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000		1,248,216	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000		1,298,062	(c)
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	680,000		682,129
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	230,000		256,450	(i)(j)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,540,000		1,624,675
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,298,803	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	270,000		298,858	(i)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		167,128
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	460,000		489,359
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	1,125,550	(c)(i)(j)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,133,367	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		807,961	(a)
Total Banks					20,712,759
Capital Markets — 0.2%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	270,000		307,683	(a)(i)(j)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	370,000		369,556
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		169,883
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		90,146	(a)
Total Capital Markets					937,268
Consumer Finance — 0.7%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	553,000		564,060	(a)(g)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	380,000		389,025	(a)(g)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,583,550	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	410,000		388,475	(a)
Total Consumer Finance					2,925,110
Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		266,849
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		911,047

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	600,000		$597,750	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/42	1,000,000	GBP	1,715,576	(c)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		217,412
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	1,109,231	(c)(i)(j)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	622,000		635,217	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,050,000		1,071,656	(a)
Total Diversified Financial Services					6,524,738
Insurance — 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	771,800	(c)
Thrifts & Mortgage Finance — 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,400,000		1,475,250	(a)
Total Financials					33,346,925
Health Care — 3.6%
Biotechnology — 0.4%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,170,000		1,158,300	(a)
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000		285,381
Total Biotechnology					1,443,681
Health Care Equipment & Supplies — 0.2%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	410,000		388,475	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	560,000		589,400	(a)
Total Health Care Equipment & Supplies					977,875
Health Care Providers & Services — 2.5%
BioScrip Inc., First Lien Notes	8.875%	6/30/22	1,979,000		1,966,532	(e)(f)(i)(o)
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,440,000		1,303,200
Centene Corp., Senior Notes	4.750%	5/15/22	570,000		602,775
Centene Corp., Senior Notes	4.750%	1/15/25	1,050,000		1,097,250
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	770,000		792,138
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	490,000		514,500	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	1,290,000		1,377,075
HCA Inc., Senior Secured Notes	5.500%	6/15/47	940,000		987,000
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	490,000	EUR	648,788	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	370,000		399,045
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	100,000		99,000
Total Health Care Providers & Services					9,787,303
Pharmaceuticals — 0.5%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		302,034
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	30,000		32,251

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	19

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	24,000	$26,253
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	50,000	48,438	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	290,000	283,475	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	140,000	136,675	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	570,000	518,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	890,000	843,275	(a)
Total Pharmaceuticals				2,191,101
Total Health Care				14,399,960
Industrials — 4.1%
Aerospace & Defense — 0.3%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	530,000	541,925	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000	750,954	(a)
Total Aerospace & Defense				1,292,879
Air Freight & Logistics — 0.5%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	1,410,000	1,385,325
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	570,000	594,225	(a)
Total Air Freight & Logistics				1,979,550
Airlines — 0.2%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	176,861	184,820	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	205,815	235,658
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	188,678	195,829
Total Airlines				616,307
Commercial Services & Supplies — 1.1%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	420,000	437,850	(a)
ADT Corp., Senior Secured Notes	4.125%	6/15/23	420,000	425,775
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	520,000	546,853	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000	310,300	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,200,000	1,269,000
West Corp., Senior Notes	5.375%	7/15/22	1,230,000	1,248,573	(a)
Total Commercial Services & Supplies				4,238,351
Construction & Engineering — 0.1%
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	120,000	123,750	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes (8.875% Cash or 9.625% PIK)	8.875%	4/15/19	198,566	195,340	(a)(b)
Total Construction & Engineering				319,090

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.4%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	$1,519,843	(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	185,347	(a)
Total Electrical Equipment					1,705,190
Industrial Conglomerates — 0.0%
General Electric Co., Subordinated Notes	5.300%	2/11/21	75,000		83,070
Machinery — 0.7%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	670,000		695,125	(a)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	470,000		511,125	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	670,000		639,850	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	290,000		307,400	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	500,000		521,875	(a)
Total Machinery					2,675,375
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,249,200	(a)
Trading Companies & Distributors — 0.1%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	520,000		462,800	(a)
Transportation — 0.4%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,506,032	(c)
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% PIK)	10.000%	4/1/20	371,974		163,669	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	30,000		24,975	(a)
Total Transportation					1,694,676
Total Industrials					16,316,488
Information Technology — 0.7%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	400,000		402,000	(a)
Internet Software & Services — 0.4%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,313,170
IT Services — 0.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	230,000		116,150	(a)
Software — 0.2%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	260,000		280,356	(a)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	430,000		449,888	(a)
Total Software					730,244
Total Information Technology					2,561,564

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	21

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 5.0%
Chemicals — 0.1%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes (10.500% Cash or 11.250% PIK)	10.500%	9/15/18	455,129	$463,094	(a)(b)
Construction Materials — 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000	989,985	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	480,000	514,800	(a)
Total Construction Materials				1,504,785
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	220,000	243,650	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,150,000	1,227,625	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,260,000	1,449,000
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	56,125
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000	383,500	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,110,000	1,179,375	(c)
Total Containers & Packaging				4,539,275
Metals & Mining — 3.4%
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	420,000	431,025	(a)
Arconic Inc., Senior Notes	5.125%	10/1/24	630,000	673,312
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	878,000	952,466
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	560,000	578,200	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	770,000	792,330	(a)
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	240,000	246,900
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,190,000	1,157,275
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000	1,891,285	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	240,000	261,300	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	570,000	628,425	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	381,161	7,147	*(a)(k)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	1,679	0	(a)(b)(d)(e)(f)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	1,290,000	1,369,183
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	80,000	78,000
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000	456,740
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000	928,571
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000	2,811,026
Total Metals & Mining				13,263,185
Total Materials				19,770,339

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate — 1.1%
Equity Real Estate Investment Trusts (REITs) — 0.6%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	560,000		$586,600
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	710,000		730,413
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000		170,000
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		747,975	(a)
Total Equity Real Estate Investment Trusts (REITs)					2,234,988
Real Estate Management & Development — 0.5%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000		636,067	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,340,557	(c)
Total Real Estate Management & Development					1,976,624
Total Real Estate					4,211,612
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 0.9%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	660,000		694,650	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,010,000		974,019
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,315,000		1,454,718	(a)
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	380,000		354,435
Total Diversified Telecommunication Services					3,477,822
Wireless Telecommunication Services — 1.5%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,125,588	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	810,000		895,050	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000,000		1,242,500
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	580,000		746,750
Sprint Corp., Senior Notes	7.625%	2/15/25	755,000		853,150
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	1,025,270	(c)(i)(j)
Total Wireless Telecommunication Services					5,888,308
Total Telecommunication Services					9,366,130
Utilities — 1.6%
Electric Utilities — 0.6%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,346,875	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,114,995	(c)(i)
Total Electric Utilities					2,461,870
Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	140,000		138,950
Independent Power and Renewable Electricity Producers — 0.7%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		2,667,910

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	23

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Water Utilities — 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	$1,152,897	(c)
Total Utilities					6,421,627
Total Corporate Bonds & Notes (Cost — $168,389,619)					171,756,061
Asset-Backed Securities — 8.1%
Aames Mortgage Investment Trust, 2005-1 M6	2.537%	6/25/35	1,440,000		1,062,238	(i)
American Money Management Corp., 2017-20A E	7.114%	4/17/29	900,000		873,245	(a)(i)
Amortizing Residential Collateral Trust, 2002-BC6 M2	3.032%	8/25/32	194,997		182,500	(i)
Ares CLO Ltd., 2016-40A D	7.904%	10/15/27	500,000		504,032	(a)(i)
Ares CLO Ltd., 2017-44A D	7.864%	10/15/29	1,100,000		1,086,360	(a)(g)(i)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	4.076%	4/15/33	35,538		35,538	(i)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2005-HE6 M4	2.192%	7/25/35	1,450,000		1,414,331	(i)
Avery Point CLO Ltd., 2015-6A E1	6.671%	8/5/27	500,000		491,274	(a)(i)
Babson CLO Ltd., 2017-1A F	8.731%	7/18/29	500,000		456,250	(a)(g)(i)
Carlyle Global Market Strategies, 2017-2A C	5.032%	7/20/31	1,000,000		1,006,700	(a)(i)
Catskill Park CLO Ltd., 2017-1A D	7.085%	4/20/29	1,000,000		972,328	(a)(i)
Countrywide Asset-Backed Certificates, 2004-5 M4	3.107%	6/25/34	480,489		458,849	(i)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	6.507%	7/20/27	500,000		496,995	(a)(i)
Greenpoint Manufactured Housing, 1999-2 A2	4.726%	3/18/29	400,000		375,636	(i)
Greenpoint Manufactured Housing, 1999-3 2A2	4.890%	6/19/29	250,000		241,956	(f)(i)
GSAMP Trust, 2006-S2 A2	1.432%	1/25/36	254,862		38,378	(i)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	12,505,739		1,935,288	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		743,562	(a)
Kabbage Funding LLC, 2017-1 B	5.794%	3/15/22	1,000,000		1,019,259	(a)
Madison Park Funding Ltd., 2015-18A E1	6.657%	10/21/26	500,000		499,439	(a)(i)
MidOcean Credit CLO, 2015-4A D	5.204%	4/15/27	250,000		251,922	(a)(i)
MidOcean Credit CLO, 2017-7A D	5.200%	7/15/29	500,000		499,361	(a)(i)
National Collegiate Student Loan Trust, 2007-4 A3L	2.082%	3/25/38	2,520,191		1,740,277	(i)
Northwoods Capital Ltd., 2017-15A E	7.255%	6/20/29	500,000		473,833	(a)(i)
Oaktree CLO Ltd., 2015-1A D	6.907%	10/20/27	750,000		744,721	(a)(i)
Ocean Trails CLO, 2016-6A E	9.054%	7/15/28	500,000		517,500	(a)(i)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.659%	10/15/37	1,117,113		1,049,081	(i)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.722%	4/15/37	947,509		881,968	(i)
Provident Bank Home Equity Loan Trust, 1999-3 A3	2.012%	1/25/31	30,685		23,415	(i)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	2.357%	8/25/33	88,701		84,225	(i)
SACO I Trust, 2006-4 A1	1.572%	3/25/36	82,084		158,856	(i)

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
SACO I Trust, 2006-6 A	1.492%	6/25/36	444,041	$937,764	(i)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,408,680	(a)(e)(f)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	722,966	734,404	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	1.452%	2/25/36	3,227,984	219,773	(a)(i)
Thayer Park CLO Ltd., 2017-1A D	7.188%	4/20/29	900,000	890,935	(a)(i)
Venture CDO Ltd., 2012-10A DRR	5.357%	4/20/27	1,450,000	1,464,383	(a)(i)
Voya CLO Ltd., 2015-1A D	6.904%	4/18/27	250,000	249,688	(a)(i)
Voya CLO Ltd., 2017-2A D	7.325%	6/7/30	875,000	853,135	(a)(i)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE4 1A	1.402%	7/25/47	7,159,221	5,017,933	(i)
Total Asset-Backed Securities (Cost — $34,181,099)				32,096,012
Collateralized Mortgage Obligations — 13.6%
Banc of America Funding Corp., 2015-R3 1A2	1.406%	3/27/36	2,988,143	1,811,780	(a)(i)
Banc of America Mortgage Securities Inc., 2005-3 A4	3.664%	4/25/35	59,176	55,675	(i)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.979%	8/10/45	1,163,114	881,059	(a)(i)
BCAP LLC Trust, 2011-RR2 1A4	4.956%	7/26/36	4,358,554	2,720,502	(a)(i)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.256%	6/11/50	410,000	410,741	(i)
CGBAM Commercial Mortgage Trust, 2016-IMC E	8.626%	11/15/21	1,870,000	1,817,060	(a)(i)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.176%	12/10/49	2,416,000	1,449,605	(i)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	468,505	(a)(i)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	4.103%	9/15/27	2,750,000	2,721,575	(a)(i)
Commercial Mortgage Trust, 2013-CR7 G	4.284%	3/10/46	1,500,000	988,385	(a)(i)
Commercial Mortgage Trust, 2015-CR25 E	4.546%	8/10/48	1,500,000	1,018,410	(a)(i)
Commercial Mortgage Trust, 2015-CR25 F	4.546%	8/10/48	700,000	340,548	(a)(i)
Countrywide Alternative Loan Trust, 2005-IM1 A1	1.532%	1/25/36	263,756	240,433	(i)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	23.671%	7/25/36	504,993	724,164	(i)
Credit Suisse Mortgage Trust, 2006-1 1A2	23.748%	2/25/36	651,111	902,309	(i)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.190%	6/15/38	161,458	87,995	(i)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	258,470	240,720
Credit Suisse Mortgage Trust, 2014-11R 14A1	1.224%	6/27/46	561,575	545,119	(a)(i)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	444,463	(a)
Credit Suisse Mortgage Trust, 2017-CHOP H	8.846%	7/15/32	2,900,000	2,888,678	(a)(i)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	969,073	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	1.438%	3/19/45	158,772	144,707	(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2	4.082%	4/25/28	783,979	816,774	(i)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	25

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.982%	3/25/25	1,128,834	$1,529,226	(i)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	4.132%	7/25/28	470,000	489,657	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.329%	8/25/42	19,810,000	1,122,449	(i)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1M2	5.466%	1/25/29	2,770,000	3,091,863	(a)(i)
Federal National Mortgage Association (FNMA) - CAS, 2017-C01 1M1	2.516%	7/25/29	891,328	903,591	(a)(i)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1	6.082%	10/25/29	950,000	1,042,895	(a)(i)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1M2	4.232%	10/25/29	940,000	985,171	(a)(i)
GE Business Loan Trust, 2006-2A D	1.976%	11/15/34	196,143	178,464	(a)(i)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	60,053	(i)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	584,360	499,090	(i)
Government National Mortgage Association (GNMA), 2011-127, IO	0.513%	3/16/47	2,425,098	48,611	(i)
Government National Mortgage Association (GNMA), 2012-55, IO	0.775%	4/16/52	4,944,267	130,953	(i)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	187,711	172,645
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	1,077,169	1,143,103	(a)
Impac CMB Trust, 2005-5 A1	1.872%	8/25/35	189,458	171,835	(i)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.306%	3/25/35	152,603	150,347	(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	950,000	677,456
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	231,902	(i)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,780,000	1,545,082	(i)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.276%	9/15/45	430,000	366,718	(i)
Lone Star Portfolio Trust, 2015-LSMZ M	8.444%	9/15/20	1,369,653	1,371,254	(a)(i)
Lone Star Portfolio Trust, 2015-LSP F	8.126%	9/15/28	1,621,123	1,653,932	(a)(i)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	32,352	32,830	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	256,326	217,238	(i)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	50,359	42,679	(a)(i)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,182,000	996,722	(i)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.528%	10/15/48	1,740,000	1,198,397	(a)(i)

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.528%	10/15/48	780,000	$445,073	(a)(i)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,040,164	852,411
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	463,028	453,580
Multifamily Trust, 2016-1 B	8.839%	4/25/46	2,176,328	2,326,995	(a)(i)
Nomura Resecuritization Trust, 2015-4R 2A2	1.356%	10/26/36	2,253,683	1,579,893	(a)(i)
Nomura Resecuritization Trust, 2015-8R 4A4	1.504%	11/25/47	2,690,000	1,238,293	(a)(i)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	1.442%	5/25/46	300,713	236,309	(i)
Towd Point Mortgage Trust, 2016-3 A1	2.250%	4/25/56	705,482	703,628	(a)(i)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.898%	5/10/63	470,000	308,035	(a)(i)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.898%	5/10/63	830,000	401,669	(a)(i)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	1.502%	12/25/45	112,787	109,643	(i)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	435,077	436,827	(a)(i)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	3.194%	4/25/36	29,044	29,262	(i)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,649,823	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	347,968	(a)
Total Collateralized Mortgage Obligations (Cost — $55,511,555)				53,861,852
Convertible Bonds & Notes — 0.6%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	90,000	85,500	(a)
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	100,000	98,313
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	780,000	677,137
Total Energy				860,950
Information Technology — 0.4%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	300,000	299,812	(a)
Semiconductors & Semiconductor Equipment — 0.3%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	50,000	54,875	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	530,000	589,625	(a)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	560,000	582,050	(a)
Total Semiconductors & Semiconductor Equipment				1,226,550
Total Information Technology				1,526,362
Total Convertible Bonds & Notes (Cost — $2,341,683)				2,387,312

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	27

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,758	$2,828
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	315	349
Total FHLMC				3,177
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	10,216	11,686
Total Mortgage-Backed Securities (Cost — $13,443)				14,863
Senior Loans — 8.9%
Consumer Discretionary — 4.1%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	3.984%	5/2/22	568,575	572,586	(l)(m)
Hotels, Restaurants & Leisure — 0.9%
1011778 B.C. Unlimited Liability Co., Term Loan B3	3.484-3.546%	2/16/24	364,873	364,949	(l)(m)
Boyd Gaming Corp., Term Loan B3	3.694%	9/15/23	99,467	100,013	(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2	3.232%	10/25/23	539,680	542,648	(l)(m)
Landry’s Inc., 2016 Term Loan B	3.968-4.007%	10/4/23	700,042	701,355	(l)(m)
Scientific Games International Inc., 2017 Term Loan B3	5.233-5.234%	10/1/21	756,578	760,767	(l)(m)
Scientific Games International Inc., 2017 Term Loan B4	—	8/14/24	710,000	706,450	(n)
Station Casinos LLC, 2016 Term Loan B	3.730%	6/8/23	345,264	346,343	(l)(m)
Total Hotels, Restaurants & Leisure				3,522,525
Media — 1.7%
Acosta Holdco Inc., 2015 Term Loan	4.484%	9/26/21	892,739	819,460	(l)(m)
CBS Radio Inc., Term Loan B	4.727%	10/17/23	324,238	326,822	(l)(m)
Charter Communications Operating LLC, 2016 Term Loan I Add	3.484%	1/15/24	526,939	531,037	(l)(m)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	4.234%	12/8/23	334,875	338,224	(l)(m)
Numericable U.S. LLC, USD Term Loan B10	4.561%	1/14/25	692,765	696,786	(l)(m)
Univision Communications Inc., Term Loan C5	3.984%	3/15/24	771,265	769,015	(l)(m)
UPC Financing Partnership, USD Term Loan AP	3.976%	4/15/25	3,000,000	3,019,125	(l)(m)
Ziggo Secured Finance Partnership, USD Term Loan E	3.726%	4/15/25	180,000	180,418	(l)(m)
Total Media				6,680,887
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, 2020 Term Loan	4.474%	10/25/20	332,253	248,636	(l)(m)

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 1.2%
Academy Ltd., 2015 Term Loan B	5.220-5.314%	7/1/22	978,979	$770,946	(l)(m)
Bass Pro Group LLC, Term Loan B	6.296%	12/16/23	330,000	321,838	(l)(m)
CWGS Group LLC, 2016 Term Loan	4.894-4.973%	11/8/23	527,350	532,294	(l)(m)
Leslie’s Poolmart Inc., 2016 Term Loan	5.007-5.061%	8/16/23	357,300	359,682	(l)(m)
Michaels Stores Inc., 2016 Term Loan B1	3.974-3.984%	1/30/23	741,772	743,163	(l)(m)
Party City Holdings Inc., 2016 Term Loan	4.300-4.320%	8/19/22	420,504	422,119	(l)(m)
Petco Animal Supplies Inc., 2017 Term Loan B	4.311%	1/26/23	752,412	683,754	(l)(m)
PetSmart Inc., Term Loan B2	4.230%	3/11/22	1,057,590	1,005,432	(l)(m)
Total Specialty Retail				4,839,228
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.700%	10/28/20	625,600	343,037	(l)(m)
Total Consumer Discretionary				16,206,899
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2017 Term Loan B6	4.251%	6/22/23	251,370	251,779	(l)(m)
Financials — 0.3%
Capital Markets — 0.2%
RPI Finance Trust, Term Loan B6	3.296%	3/27/23	601,680	605,205	(l)(m)
Diversified Financial Services — 0.1%
UFC Holdings LLC, First Lien Term Loan	4.480%	8/18/23	565,725	569,614	(l)(m)
Total Financials				1,174,819
Health Care — 1.3%
Health Care Providers & Services — 0.7%
Air Medical Group Holdings Inc., Term Loan B	4.484%	4/28/22	364,580	357,592	(l)(m)
DaVita HealthCare Partners Inc., Term Loan B	3.984%	6/24/21	357,238	360,874	(l)(m)
HCA Inc., Term Loan B8	3.484%	2/15/24	748,125	754,270	(l)(m)
Jaguar Holding Co. II, 2017 Term Loan	3.894-4.046%	8/18/22	821,817	828,095	(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B	4.296%	6/7/23	643,028	646,310	(l)(m)
Total Health Care Providers & Services				2,947,141
Health Care Technology — 0.2%
Change Healthcare Holdings Inc., 2017 Term Loan B	3.984%	3/1/24	748,125	752,905	(l)(m)
Life Sciences Tools & Services — 0.2%
Albany Molecular Research Inc., 2017 First Lien Term Loan	—	7/19/24	800,000	810,000	(f)(n)
Pharmaceuticals — 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	3.984%	5/20/21	206,839	208,852	(l)(m)
Patheon Holdings I BV, 2017 USD Term Loan	4.504%	4/20/24	362,544	364,017	(l)(m)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	29

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.980%	4/1/22	220,620	$224,910	(l)(m)
Total Pharmaceuticals				797,779
Total Health Care				5,307,825
Industrials — 0.5%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2	3.978%	3/20/22	250,000	251,328	(l)(m)
XPO Logistics Inc., 2017 Term Loan B	3.554%	11/1/21	560,000	563,002	(l)(m)
Total Air Freight & Logistics				814,330
Airlines — 0.0%
Air Canada, 2017 Term Loan B	3.460%	10/6/23	140,345	141,398	(l)(m)
Building Products — 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan	3.984%	11/15/23	366,160	367,304	(l)(m)
Commercial Services & Supplies — 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.226-4.234%	12/18/20	124,797	125,557	(l)(m)
Marine — 0.1%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.984%	11/12/20	194,805	169,968	(l)(m)
Professional Services — 0.1%
Trans Union LLC, Term Loan B2	3.734%	4/9/23	357,235	359,440	(l)(m)
Total Industrials				1,977,997
Information Technology — 0.7%
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., 2017 First Lien Term Loan	4.480%	10/19/23	980,100	990,973	(l)(m)
IT Services — 0.2%
First Data Corp., 2017 Term Loan	3.727%	4/26/24	602,030	605,455	(l)(m)
Software — 0.1%
MA FinanceCo., LLC, USD Term Loan B3	3.979%	6/21/24	50,302	50,359	(l)(m)
Seattle Spinco Inc., USD Term Loan B3	4.030%	6/21/24	339,698	340,088	(l)(m)
Total Software				390,447
Technology Hardware, Storage & Peripherals — 0.2%
Dell Inc., Term Loan A2	3.490%	9/7/21	760,253	762,493	(l)(m)
Total Information Technology				2,749,368
Materials — 0.7%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B	3.734%	10/31/23	541,217	544,815	(l)(m)
Containers & Packaging — 0.5%
Berry Plastics Group Inc., Term Loan I	3.724-3.734%	10/1/22	499,098	501,531	(l)(m)
BWAY Holding Co., 2017 Term Loan B	4.474%	4/3/24	390,000	391,747	(l)(m)

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Flex Acquisition Co. Inc., First Lien Term Loan	4.549%	12/29/23	367,080		$370,017	(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan	4.234%	2/5/23	813,955		818,281	(l)(m)
Total Containers & Packaging					2,081,576
Metals & Mining — 0.1%
Murray Energy Corp., Term Loan B2	—	4/16/20	369,020		360,602	(n)
Total Materials					2,986,993
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing Inc., 2017 Term Loan B	4.234%	10/24/22	565,732		566,613	(l)(m)
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	3.484%	4/25/23	534,365		537,148	(l)(m)
Total Real Estate					1,103,761
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	960,000		948,375	(l)(m)
Level 3 Financing Inc., 2017 Term Loan B	3.479%	2/22/24	740,000		743,932	(l)(m)
Virgin Media Bristol LLC, USD Term Loan I	3.976%	1/31/25	638,574		642,432	(l)(m)
Windstream Services LLC, Repriced Term Loan B6	5.230%	3/29/21	145,713		144,802	(l)(m)
Total Telecommunication Services					2,479,541
Utilities — 0.3%
Electric Utilities — 0.0%
Panda Temple Power LLC, 2015 Term Loan B	—	3/4/22	240,000		176,000	*(b)(k)(n)
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan	—	6/23/18	970,000		978,689	(n)
Total Utilities					1,154,689
Total Senior Loans (Cost — $35,987,954)					35,393,671
Sovereign Bonds — 20.0%
Argentina — 2.3%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,590,000		1,621,005	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	10,960,000	ARS	617,829
Republic of Argentina, Bonds	20.631%	6/21/20	15,360,000	ARS	921,576	(i)
Republic of Argentina, Bonds	18.200%	10/3/21	33,085,000	ARS	1,941,429
Republic of Argentina, Senior Bonds	6.875%	4/22/21	610,000		657,809
Republic of Argentina, Senior Bonds	7.500%	4/22/26	510,000		550,290
Republic of Argentina, Senior Bonds	7.125%	7/6/36	2,530,000		2,504,700
Republic of Argentina, Senior Bonds	7.625%	4/22/46	270,000		278,235
Total Argentina					9,092,873

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	31

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Australia — 0.6%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	$2,334,782	(c)
Brazil — 1.4%
Federative Republic of Brazil, Notes	10.000%	1/1/21	9,668,000	BRL	3,173,497
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,009,000	BRL	327,772
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		1,980,000
Total Brazil					5,481,269
Ecuador — 0.5%
Republic of Ecuador, Senior Notes	9.625%	6/2/27	1,900,000		1,947,500	(a)
Egypt — 0.2%
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	920,000		950,912	(c)
Ghana — 0.2%
Republic of Ghana, Senior Bonds	8.125%	1/18/26	920,000		951,087	(c)
Guatemala — 0.2%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	690,000		689,655	(a)
Honduras — 0.2%
Republic of Honduras, Senior Notes	6.250%	1/19/27	900,000		951,372	(c)
Hungary — 0.8%
Republic of Hungary, Senior Notes	5.750%	11/22/23	2,860,000		3,301,570
Indonesia — 3.1%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	42,662,000,000	IDR	3,470,850
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	25,400,000,000	IDR	1,922,420
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	1,597,000,000	IDR	129,208
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,660,162	(c)
Total Indonesia					12,182,640
Ivory Coast — 0.2%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	880,000		867,434	(a)
Jamaica — 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,152,642
Kazakhstan — 0.9%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	3,370,000		3,710,825	(c)
Kuwait — 0.3%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	1,000,000		1,023,311	(a)
Mexico — 2.6%
United Mexican States, Senior Bonds	8.500%	11/18/38	55,080,000	MXN	3,548,912
United Mexican States, Senior Bonds	8.000%	11/7/47	15,740,000	MXN	970,693
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		5,894,245
Total Mexico					10,413,850

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Nigeria — 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		$1,168,731	(c)
Peru — 1.1%
Republic of Peru, Senior Bonds	4.125%	8/25/27	3,830,000		4,205,340
Poland — 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	1,110,000		1,188,904
Portugal — 1.0%
Republic of Portugal, Notes	5.125%	10/15/24	3,770,000		3,869,999	(a)
Russia — 1.1%
Russian Federal Bond, Bonds	7.050%	1/19/28	261,490,000	RUB	4,162,869
Senegal — 0.5%
Republic of Senegal, Bonds	6.250%	5/23/33	1,900,000		1,957,475	(a)
Sweden — 1.5%
Kingdom of Sweden, Bonds	3.750%	8/12/17	16,000,000	SEK	1,984,315
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,760,201
Total Sweden					5,744,516
Turkey — 0.2%
Republic of Turkey, Bonds	10.600%	2/11/26	3,300,000	TRY	954,551
Uruguay — 0.2%
Republic of Uruguay, Senior Notes	9.875%	6/20/22	18,400,000	UYU	690,529	(a)
Total Sovereign Bonds (Cost — $77,538,738)					78,994,636
U.S. Government & Agency Obligations — 0.4%
U.S. Government Obligations — 0.4%
U.S. Treasury Bonds (Cost — $1,759,395)	3.000%	2/15/47	1,680,000		1,712,616

			Shares
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Berry Petroleum Co.			8,836		92,778	*(f)
MWO Holdings LLC			488		74,240	*(e)(f)
Sanchez Energy Corp.			5,016		28,290	*
Total Energy					195,308
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			417,997		0	*(d)(e)(f)
Total Common Stocks (Cost — $670,089)					195,308

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	33

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Security	Rate	Face Amount†	Value
Convertible Preferred Stocks — 0.5%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	9,569	$114,828	(b)(f)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	143	1,716	(b)(f)(o)
Sanchez Energy Corp.	4.875%	5,600	110,250	(f)
Sanchez Energy Corp.	6.500%	34,200	745,560	(f)
Total Energy			972,354
Health Care — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC	5.500%	956	854,674
Real Estate — 0.0%
Equity Real Estate Investment Trusts (REITs) — 0.0%
Crown Castle International Corp.	6.875%	72	76,840
Total Convertible Preferred Stocks (Cost — $2,543,136)			1,903,868
Preferred Stocks — 0.2%
Industrials — 0.2%
Trading Companies & Distributors — 0.2%
General Finance Corp. (Cost — $643,125)	8.125%	25,725	650,842

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
E-mini S&P 500 Index Futures, Put @ $2,200.00	10/20/17	148	7,400	55,500
E-mini S&P 500 Index Futures, Put @ $2,250.00	9/15/17	82	4,100	17,220
E-mini S&P 500 Index Futures, Put @ $2,350.00	8/18/17	124	6,200	15,810
E-mini S&P 500 Index Futures, Put @ $2,350.00	9/15/17	100	5,000	42,500
U.S. Treasury 10-Year Notes Futures, Call @ $126.50	8/25/17	151	151,000	35,391
U.S. Treasury 10-Year Notes Futures, Call @ $127.00	8/25/17	160	160,000	20,000
Total Exchange-Traded Purchased Options				186,421

	Counterparty
OTC Purchased Options — 0.0%
U.S. Dollar/Chinese Offshore Yuan, Call @ 7.00 CNH	Barclays Bank PLC	8/24/17	7,680,000	7,680,000	15
U.S. Dollar/Russian Ruble, Put @ 59.00 RUB	Barclays Bank PLC	9/22/17	2,900,000	2,900,000	25,349
Total OTC Purchased Options					25,364
Total Purchased Options (Cost — $636,729)					211,785
Total Investments before Short-Term Investments (Cost — $380,216,564)					379,178,826

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 3.9%
U.S. Government Agencies — 1.0%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $3,896,061)	1.011%	9/6/17	3,900,000	$3,896,061	(p)

			Shares
Money Market Funds — 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $11,375,026)	0.938%		11,375,026	11,375,026
Total Short-Term Investments (Cost — $15,271,087)				15,271,087
Total Investments — 99.7% (Cost — $395,487,652#)				394,449,913
Other Assets in Excess of Liabilities — 0.3%				1,057,580
Total Net Assets — 100.0%				$395,507,493

†	Face amount/Notional Amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Value is less than $1.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Security is valued using significant unobservable inputs (See Note 1).

(g)	Security is purchased on a when-issued basis.

(h)	The maturity principal is currently in default as of July 31, 2017.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	The coupon payment on these securities is currently in default as of July 31, 2017.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of July 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(o)	Restricted security (See Note 9).

(p)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $396,396,135.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	35

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

Abbreviations used in this schedule:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CNH	— Chinese Offshore Yuan
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
UYU	— Uruguayan Peso

Summary of Investments by Country** (unaudited)
United States	52.7%
United Kingdom	5.6
Mexico	3.7
Indonesia	3.1
Cayman Islands	3.0
Brazil	2.9
Argentina	2.3
Canada	2.1
Sweden	1.4
Russia	1.3
Kazakhstan	1.3
Italy	1.2
Peru	1.1
France	1.0
Netherlands	1.0
Portugal	1.0
Germany	1.0
Luxembourg	1.0
Ireland	0.9
Hungary	0.8
Australia	0.8
Switzerland	0.6

See Notes to Financial Statements.

36	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
Hong Kong	0.5%
Senegal	0.5
China	0.5
Ecuador	0.5
Zambia	0.3
Singapore	0.3
Chile	0.3
Poland	0.3
Nigeria	0.3
Jamaica	0.3
India	0.3
Spain	0.3
Kuwait	0.3
Turkey	0.2
United Arab Emirates	0.2
Honduras	0.2
Ghana	0.2
Egypt	0.2
Ivory Coast	0.2
Uruguay	0.2
Guatemala	0.2
Short-Term Investments	3.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2017 and are subject to change.

Schedule of Written Options

Schedule of OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount	Value
U.S. Dollar/Russian Ruble, Call (Premiums received — $35,583)	Barclays Bank PLC	9/22/17	64.50	RUB	2,900,000	$2,900,000	$25,349

Schedule of Exchange-Traded Written Options
E-mini S&P 500 Index Futures, Put		9/15/17	$2,200.00		100	$5,000	$15,500
E-mini S&P 500 Index Futures, Put		9/15/17	2,050.00		82	4,100	6,355
E-mini S&P 500 Index Futures, Put		8/18/17	2,200.00		124	6,200	4,960
Total Exchange-Traded Written Options (Premiums received — $150,468)							$26,815
Total Written Options (Premiums received — $186,051)							$52,164

Abbreviation used in this schedule:
RUB	— Russian Ruble

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	37

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

At July 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	137	12/18	$33,527,833	$33,655,764	$127,931
Australian 10-Year Bonds	277	9/17	29,069,813	28,576,332	(493,481)
Euro BTP	70	9/17	11,087,552	11,289,668	202,116
U.S. Treasury 2-Year Notes	3	9/17	649,137	649,031	(106)
U.S. Treasury 10-Year Notes	384	9/17	48,291,795	48,342,000	50,205
U.S. Treasury Ultra 10-Year Notes	10	9/17	1,346,282	1,350,469	4,187
U.S. Treasury Ultra Long-Term Bonds	223	9/17	36,876,110	36,683,500	(192,610)
					(301,758)
Contracts to Sell:
90-Day Eurodollar	137	12/19	33,420,405	33,580,413	(160,008)
Euro-Bund	231	9/17	44,620,549	44,286,506	334,043
U.S. Treasury 5-Year Notes	8	9/17	945,105	945,188	(83)
U.S. Treasury Long-Term Bonds	140	9/17	21,489,268	21,415,625	73,643
					247,595
Net unrealized depreciation on open futures contracts					$(54,163)

At July 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	24,269,000	USD	1,448,290	Citibank N.A.	8/15/17	$(83,441)
CNH	10,095,360	USD	1,456,552	Bank of America N.A.	8/28/17	42,471
USD	1,456,195	CNH	10,095,360	Barclays Bank PLC	8/28/17	(42,829)
RUB	91,988,000	USD	1,505,557	Barclays Bank PLC	9/25/17	15,980
USD	1,508,000	RUB	91,988,000	Goldman Sachs Group Inc.	9/25/17	(13,536)
INR	484,330,000	USD	7,382,854	Barclays Bank PLC	10/18/17	93,826
EUR	100,000	USD	114,630	Barclays Bank PLC	10/19/17	4,246
EUR	5,693,101	USD	6,559,181	Barclays Bank PLC	10/19/17	208,507
SEK	350,000	USD	41,715	Barclays Bank PLC	10/19/17	1,825
USD	4,897,356	AUD	6,450,000	Barclays Bank PLC	10/19/17	(257,505)
USD	5,716,443	CAD	7,349,659	Barclays Bank PLC	10/19/17	(184,574)
USD	4,850,710	CLP	3,230,330,000	Barclays Bank PLC	10/19/17	(111,584)
USD	14,392,167	GBP	11,093,511	Barclays Bank PLC	10/19/17	(282,686)
USD	3,648,982	MXN	65,035,799	Barclays Bank PLC	10/19/17	40,606
USD	206,928	NZD	284,891	Barclays Bank PLC	10/19/17	(6,726)

See Notes to Financial Statements.

38	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,114,949	SEK	59,610,000	Barclays Bank PLC	10/19/17	$(300,480)
IDR	51,641,435,293	USD	3,808,365	Citibank N.A.	10/19/17	34,838
USD	723,412	BRL	2,425,600	Citibank N.A.	10/19/17	(44,096)
USD	2,763,896	CNH	18,970,000	Citibank N.A.	10/19/17	(45,257)
USD	6,785,008	JPY	760,125,773	Citibank N.A.	10/19/17	(134,687)
USD	4,950,621	TWD	151,390,000	Citibank N.A.	10/19/17	(80,206)
USD	783,469	RUB	48,000,000	Goldman Sachs Group Inc.	10/19/17	(6,631)
ARS	30,840,000	USD	1,774,964	JPMorgan Chase & Co.	11/15/17	(129,248)
Total						$(1,281,187)

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Offshore Yuan
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— United States Dollar

At July 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
117,360,000	CAD	12/9/18	1.085% semi-annually	3-Month CDOR-BA quarterly	—	$529,556
89,520,000		12/13/18	3-Month LIBOR quarterly	1.355% semi-annually	—	(179,871)
407,530,000	SEK	3/14/19	-0.220% annually	3-Month SEK-STIBOR-SIDE quarterly	$3,151	(85,247)
5,850,000		6/13/21	3-Month LIBOR quarterly	1.185% semi-annually	—	(135,602)
4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR quarterly	—	106,141

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	39

Schedule of investments (cont’d)

July 31, 2017

Western Asset Global Strategic Income Fund

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR quarterly	—	$105,827
5,760,000	NZD	8/4/21	3-Month FRA quarterly	2.105% semi-annually	—	(80,447)
5,760,000	NZD	8/4/21	3-Month FRA quarterly	2.105% semi-annually	—	(80,447)
5,840,000		6/13/26	1.580% semi-annually	3-Month LIBOR quarterly	$734	297,976
14,256,000		11/15/43	2.474% semi-annually	3-Month LIBOR quarterly	276,140	32,059
Total					$280,025	$509,945

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC	29,728,385	BRL	1/4/21	BRL-CDI**	1.078%**	—	$1,336,037

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.28 Index	$11,350,000	6/20/22	1.000% quarterly	$225,492	$165,871	$59,621

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.28 Index	$7,813,000	6/20/22	5.000% quarterly	$(592,764)	$(512,662)	$(80,102)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

40	Western Asset Global Strategic Income Fund 2017 Annual Report

Western Asset Global Strategic Income Fund

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this schedule :
BRL	— Brazilian Real
CAD	— Canadian Dollar
NZD	— New Zealand Dollar
SEK	— Swedish Krona

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	41

Statement of assets and liabilities

July 31, 2017

Assets:
Investments, at value (Cost — $395,487,652)	$394,449,913
Foreign currency, at value (Cost — $2,063,768)	2,022,494
Cash	51,992
Interest receivable	4,400,402
Receivable for Fund shares sold	1,925,888
Foreign currency collateral for open futures contracts, at value (Cost — $1,652,466)	1,696,590
Deposits with brokers for centrally cleared swap contracts	1,662,049
OTC swaps, at value	1,336,037
Deposits with brokers for open futures contracts	793,944
Unrealized appreciation on forward foreign currency contracts	442,299
Deposits with brokers for purchased options	294,454
Deposits with brokers for forward foreign currency contracts	160,000
Receivable for securities sold	92,198
Receivable from broker — variation margin on centrally cleared swaps	60,867
Deposits with brokers for written options	42,355
Receivable from broker — variation margin on open futures contracts	25,386
Foreign currency collateral for open swap contracts, at value (Cost — $16,346)	17,045
Prepaid expenses	40,270
Other assets	9,181
Total Assets	409,523,364

Liabilities:
Payable for securities purchased	10,743,498
Unrealized depreciation on forward foreign currency contracts	1,723,486
Payable for Fund shares repurchased	774,114
Investment management fee payable	213,016
Distributions payable	111,782
Service and/or distribution fees payable	79,216
Written options, at value (premiums received — $186,051)	52,164
Trustees’ fees payable	513
Accrued expenses	318,082
Total Liabilities	14,015,871
Total Net Assets	$395,507,493

Net Assets:
Par value (Note 7)	$611
Paid-in capital in excess of par value	469,914,945
Undistributed net investment income	748,333
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(74,752,511)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(403,885)
Total Net Assets	$395,507,493

See Notes to Financial Statements.

42	Western Asset Global Strategic Income Fund 2017 Annual Report

Net Assets:
Class A	$280,207,414
Class C	$6,161,001
Class C1	$25,384,320
Class I	$83,331,046
Class IS	$423,712

Shares Outstanding:
Class A	43,358,864
Class C	954,219
Class C1	3,921,886
Class I	12,824,199
Class IS	65,206

Net Asset Value:
Class A (and redemption price)	$6.46
Class C*	$6.46
Class C1*	$6.47
Class I (and redemption price)	$6.50
Class IS (and redemption price)	$6.50
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.75

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	43

Statement of operations

For the Year Ended July 31, 2017

Investment Income:
Interest	$21,941,295
Dividends	196,070
Less: Foreign taxes withheld	(29,326)
Total Investment Income	22,108,039

Expenses:
Investment management fee (Note 2)	2,428,782
Service and/or distribution fees (Notes 2 and 5)	946,642
Transfer agent fees (Note 5)	494,907
Registration fees	84,896
Fund accounting fees	68,480
Shareholder reports	53,032
Audit and tax fees	48,175
Legal fees	38,710
Custody fees	33,066
Trustees’ fees	8,898
Insurance	6,127
Commitment fees (Note 8)	4,223
Interest expense	874
Miscellaneous expenses	15,914
Total Expenses	4,232,726
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,657)
Net Expenses	4,228,069
Net Investment Income	17,879,970

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(7,829,189)
Futures contracts	(2,325,357)
Written options	2,179,681
Swap contracts	2,338,592
Forward foreign currency contracts	3,174,794
Foreign currency transactions	103,386
Net Realized Loss	(2,358,093)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,433,159
Futures contracts	(2,608,749)
Written options	(67,545)
Swap contracts	3,705,281
Forward foreign currency contracts	(1,803,109)
Foreign currencies	(27,790)
Change in Net Unrealized Appreciation (Depreciation)	12,631,247
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	10,273,154
Increase in Net Assets From Operations	$28,153,124

See Notes to Financial Statements.

44	Western Asset Global Strategic Income Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2017	2016

Operations:
Net investment income	$17,879,970	$18,777,482
Net realized loss	(2,358,093)	(28,646,660)
Change in net unrealized appreciation (depreciation)	12,631,247	20,342,853
Increase in Net Assets From Operations	28,153,124	10,473,675

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,617,047)	(33,432,795)
Return of capital	(5,659,871)	—
Decrease in Net Assets From Distributions to Shareholders	(18,276,918)	(33,432,795)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	83,220,918	58,220,445
Reinvestment of distributions	17,037,760	31,220,441
Cost of shares repurchased	(85,328,478)	(124,726,242)
Increase (Decrease) in Net Assets From Fund Share Transactions	14,930,200	(35,285,356)
Increase (Decrease) in Net Assets	24,806,406	(58,244,476)

Net Assets:
Beginning of year	370,701,087	428,945,563
End of year*	$395,507,493	$370,701,087
*Includes undistributed (overdistributed) net investment income, respectively, of:	$748,333	$(3,059,355)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	45

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.30	$6.65	$7.03	$6.88	$7.00

Income (loss) from operations:
Net investment income	0.30	0.31	0.32	0.34	0.32
Net realized and unrealized gain (loss)	0.17	(0.12)	(0.36)	0.18	(0.12)
Total income (loss) from operations	0.47	0.19	(0.04)	0.52	0.20

Less distributions from:
Net investment income	(0.21)	(0.54)	(0.34)	(0.37)	(0.32)
Return of capital	(0.10)	—	—	—	—
Total distributions	(0.31)	(0.54)	(0.34)	(0.37)	(0.32)

Net asset value, end of year	$6.46	$6.30	$6.65	$7.03	$6.88
Total return[2]	7.65%	3.38%	(0.66)%	7.75%	2.81%

Net assets, end of year (000s)	$280,207	$276,179	$303,325	$318,523	$361,872

Ratios to average net assets:
Gross expenses	1.14%	1.14%	1.12%	1.14%	1.15%
Net expenses	1.14 [3]	1.14	1.12	1.14	1.15
Net investment income	4.78	4.90	4.64	4.89	4.46

Portfolio turnover rate	59%	68%	37%	65%	83%[4]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

46	Western Asset Global Strategic Income Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$6.29	$6.64	$7.02	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.26	0.26	0.26	0.28	0.26
Net realized and unrealized gain (loss)	0.17	(0.11)	(0.36)	0.18	(0.11)
Total income (loss) from operations	0.43	0.15	(0.10)	0.46	0.15

Less distributions from:
Net investment income	(0.16)	(0.50)	(0.28)	(0.31)	(0.27)
Return of capital	(0.10)	—	—	—	—
Total distributions	(0.26)	(0.50)	(0.28)	(0.31)	(0.27)

Net asset value, end of year	$6.46	$6.29	$6.64	$7.02	$6.87
Total return[3]	7.06%	2.63%	(1.40)%	6.73%	2.23%

Net assets, end of year (000s)	$6,161	$6,814	$6,730	$4,527	$2,087

Ratios to average net assets:
Gross expenses	1.85%	1.85%	1.85%	2.08%	1.88%[4]
Net expenses[5]	1.85	1.85	1.85	1.95 [6]	1.87 [4,6]
Net investment income	4.07	4.19	3.89	4.06	3.69 [4]

Portfolio turnover rate	59%	68%	37%	65%	83%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	47

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.31	$6.66	$7.04	$6.89	$7.01

Income (loss) from operations:
Net investment income	0.28	0.28	0.29	0.31	0.29
Net realized and unrealized gain (loss)	0.16	(0.11)	(0.36)	0.18	(0.12)
Total income (loss) from operations	0.44	0.17	(0.07)	0.49	0.17

Less distributions from:
Net investment income	(0.18)	(0.52)	(0.31)	(0.34)	(0.29)
Return of capital	(0.10)	—	—	—	—
Total distributions	(0.28)	(0.52)	(0.31)	(0.34)	(0.29)

Net asset value, end of year	$6.47	$6.31	$6.66	$7.04	$6.89
Total return[3]	7.21%	2.98%	(1.06)%	7.30%	2.38%

Net assets, end of year (000s)	$25,384	$31,917	$37,691	$46,656	$54,376

Ratios to average net assets:
Gross expenses	1.55%	1.54%	1.53%	1.55%	1.57%
Net expenses	1.55 [4]	1.54	1.53	1.55	1.57
Net investment income	4.38	4.50	4.23	4.48	4.04

Portfolio turnover rate	59%	68%	37%	65%	83%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

48	Western Asset Global Strategic Income Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.33	$6.68	$7.06	$6.91	$7.03

Income (loss) from operations:
Net investment income	0.32	0.33	0.33	0.36	0.34
Net realized and unrealized gain (loss)	0.18	(0.12)	(0.35)	0.18	(0.12)
Total income (loss) from operations	0.50	0.21	(0.02)	0.54	0.22

Less distributions from:
Net investment income	(0.23)	(0.56)	(0.36)	(0.39)	(0.34)
Return of capital	(0.10)	—	—	—	—
Total distributions	(0.33)	(0.56)	(0.36)	(0.39)	(0.34)

Net asset value, end of year	$6.50	$6.33	$6.68	$7.06	$6.91
Total return[2]	8.12%	3.69%	(0.36)%	7.90%	3.27%

Net assets, end of year (000s)	$83,331	$55,681	$67,193	$16,855	$9,978

Ratios to average net assets:
Gross expenses	0.86%	0.86%	0.85%	0.90%	0.93%
Net expenses[3,4]	0.85	0.85	0.85	0.85	0.85
Net investment income	5.06	5.19	4.89	5.16	4.77

Portfolio turnover rate	59%	68%	37%	65%	83%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2017 Annual Report	49

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015[2]

Net asset value, beginning of year	$6.33	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.33	0.33	0.26
Net realized and unrealized gain (loss)	0.18	(0.11)	(0.26)
Total income from operations	0.51	0.22	0.00	[3]

Less distributions from:
Net investment income	(0.24)	(0.57)	(0.28)
Return of capital	(0.10)	—	—
Total distributions	(0.34)	(0.57)	(0.28)

Net asset value, end of year	$6.50	$6.33	$6.68
Total return[4]	8.22%	3.72%	(0.04)%

Net assets, end of year (000s)	$424	$109	$9,247

Ratios to average net assets:
Gross expenses	0.76%	0.74%	0.73%[5]
Net expenses[6]	0.75 [7]	0.74	0.73	[5]
Net investment income	5.22	5.15	5.01	[5]

Portfolio turnover rate	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 23, 2014 (inception date) to July 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualised.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

50	Western Asset Global Strategic Income Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global Strategic Income Fund 2017 Annual Report	51

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

52	Western Asset Global Strategic Income Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$29,292,481	$0	*	$29,292,481
Health care	—	12,433,428	1,966,532		14,399,960
Materials	—	19,770,339	0	*	19,770,339
Other corporate bonds & notes	—	108,293,281	—		108,293,281
Asset-backed securities	—	30,445,376	1,650,636		32,096,012
Collateralized mortgage obligations	—	53,861,852	—		53,861,852
Convertible bonds & notes	—	2,387,312	—		2,387,312
Mortgage-backed securities	—	14,863	—		14,863
Senior loans:
Health care	—	4,497,825	810,000		5,307,825
Other senior loans	—	30,085,846	—		30,085,846
Sovereign bonds	—	78,994,636	—		78,994,636
U.S. government & agency obligations	—	1,712,616	—		1,712,616
Common stocks:
Energy	$28,290	—	167,018		195,308
Materials	—	—	0	*	0	*
Convertible preferred stocks:
Energy	—	—	972,354		972,354
Other convertible preferred stocks	931,514	—	—		931,514
Preferred stocks	650,842	—	—		650,842
Purchased options:
Exchange-traded purchased options	186,421	—	—		186,421
OTC purchased options	—	25,364	—		25,364
Total long-term investments	1,797,067	371,815,219	5,566,540		379,178,826
Short-term investments†:
U.S. government agencies	—	3,896,061	—		3,896,061
Money market funds	11,375,026	—	—		11,375,026
Total short-term investments	11,375,026	3,896,061	—		15,271,087
Total investments	$13,172,093	$375,711,280	$5,566,540		$394,449,913

Western Asset Global Strategic Income Fund 2017 Annual Report	53

Notes to financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$792,125	—	—	$792,125
Forward foreign currency contracts	—	$442,299	—	442,299
OTC interest rate swaps‡	—	1,336,037	—	1,336,037
Centrally cleared interest rate swaps	—	1,071,559	—	1,071,559
Centrally cleared credit default swaps on credit indices — sell protection	—	59,621	—	59,621
Total other financial instruments	$792,125	$2,909,516	—	$3,701,641
Total	$13,964,218	$378,620,796	$5,566,540	$398,151,554

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$26,815	—	—	$26,815
OTC written options	—	$25,349	—	25,349
Futures contracts	846,288	—	—	846,288
Forward foreign currency contracts	—	1,723,486	—	1,723,486
Centrally cleared interest rate swaps	—	561,614	—	561,614
Centrally cleared credit default swaps on credit indices — buy protection	—	80,102	—	80,102
Total	$873,103	$2,390,551	—	$3,263,654

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes								Asset- Backed Securities
Investments in Securities	Consumer Discretionary	Energy		Financials		Health Care	Materials
Balance as of July 31, 2016	$1,163,000	—		$0	*	—	$0	*	$5,664,847
Accrued premiums/discounts	—	—				$288	—		5,128
Realized gain (loss)[1]	34,890	—		(9)		—	—		(378,049)
Change in unrealized appreciation (depreciation)[2]	—	—		9		7,034	(17)		396,602
Purchases	—	—		—		1,959,210	17		970,000
Sales	(1,197,890)	—		0	*	—	—		(4,035,564)
Transfers into Level 3[3]	—	$0	*	—		—	—		—

54	Western Asset Global Strategic Income Fund 2017 Annual Report

	Corporate Bonds & Notes							Asset- Backed Securities
Investments in Securities (cont’d)	Consumer Discretionary	Energy		Financials	Health Care	Materials
Transfers out of Level 3[4]	—	—		—	—	—		$(972,328)
Balance as of July 31, 2017	—	$0	*	—	$1,966,532	$0	*	$1,650,636
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[2]	—	—		—	$7,034	$(17)		$(43,794)

	Collateralized Mortgage Obligations	Senior Loans		Common Stocks
Investments in Securities (cont’d)		Consumer Discretionary	Health Care	Energy	Health Care	Materials
Balance as of July 31, 2016	$3,099,496	$413,960	—	—	$183,750	$0	*
Accrued premiums/discounts	5,215	9,814	—	—	—	—
Realized gain (loss)[1]	319	435	—	—	54,182	—
Change in unrealized appreciation (depreciation)[2]	23,116	(74,772)	—	$(444,186)	(46,236)	—
Purchases	—	—	$810,000	611,204	—	—
Sales	(2,424,518)	(6,400)	—	—	(191,696)	—
Transfers into Level 3[3]	—	—	—	—	—	—
Transfers out of Level 3[4]	(703,628)	(343,037)	—	—	—	—
Balance as of July 31, 2017	—	—	$810,000	$167,018	—	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[2]	—	—	—	$(444,186)	—	—

	Convertible Preferred Stocks	Total
Investments in Securities (cont’d)	Energy
Balance as of July 31, 2016	—	$10,525,053
Accrued premiums/discounts	—	20,445
Realized gain (loss)[1]	—	(288,232)
Change in unrealized appreciation (depreciation)[2]	$(714,060)	(852,510)
Purchases	1,686,414	6,036,845
Sales	—	(7,856,068)
Transfers into Level 3[3]	—	0	*
Transfers out of Level 3[4]	—	(2,018,993)
Balance as of July 31, 2017	$972,354	$5,566,540
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2017[2]	$(714,060)	$(1,195,023)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset Global Strategic Income Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

56	Western Asset Global Strategic Income Fund 2017 Annual Report

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Global Strategic Income Fund 2017 Annual Report	57

Notes to financial statements (cont’d)

(g) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

58	Western Asset Global Strategic Income Fund 2017 Annual Report

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2017, the total notional value of all credit default swaps to sell protection was $11,350,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values

Western Asset Global Strategic Income Fund 2017 Annual Report	59

Notes to financial statements (cont’d)

from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

60	Western Asset Global Strategic Income Fund 2017 Annual Report

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(k) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

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Notes to financial statements (cont’d)

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

62	Western Asset Global Strategic Income Fund 2017 Annual Report

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

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Notes to financial statements (cont’d)

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of July 31, 2017, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,775,650. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

As of July 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $160,000, which could be used to reduce the required payment.

At July 31, 2017, the Fund held collateral from Bank of America Securities LLC in the amount of $1,321,214. This amount can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly.

64	Western Asset Global Strategic Income Fund 2017 Annual Report

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,455,235)	$1,455,235

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western

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Notes to financial statements (cont’d)

Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan monthly a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended July 31, 2017, fees waived and/or expenses reimbursed amounted to $4,657.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

66	Western Asset Global Strategic Income Fund 2017 Annual Report

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2017, LMIS and its affiliates retained sales charges of $71,710 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$751	$1,484	$36

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances were reported in the Statement of Assets and Liabilities under Trustees’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2017, the Fund had no deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$215,470,167	$13,016,695
Sales	201,552,985	11,756,354

At July 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,797,093
Gross unrealized depreciation	(17,743,315)
Net unrealized depreciation	$(1,946,222)

Western Asset Global Strategic Income Fund 2017 Annual Report	67

Notes to financial statements (cont’d)

During the year ended July 31, 2017, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31,2016	136,410,269	$537,623
Options written	79,573,826	2,293,839
Options closed	(16,021,070)	(844,755)
Options exercised	—	—
Options expired	(197,062,719)	(1,800,656)
Written options, outstanding as of July 31, 2017	2,900,306	$186,051

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$55,391	$25,364	—	$131,030	$211,785
Futures contracts[3]	792,125	—	—	—	792,125
OTC swap contracts[4]	1,336,037	—	—	—	1,336,037
Centrally cleared swap contracts[5]	1,071,559	—	$59,621	—	1,131,180
Forward foreign currency contracts	—	442,299	—	—	442,299
Total	$3,255,112	$467,663	$59,621	$131,030	$3,913,426

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	$25,349	—	$26,815	$52,164
Futures contracts[3]	$846,288	—	—	—	846,288
Centrally cleared swap contracts[5]	561,614	—	$80,102	—	641,716
Forward foreign currency contracts	—	1,723,486	—	—	1,723,486
Total	$1,407,902	$1,748,835	$80,102	$26,815	$3,263,654

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

68	Western Asset Global Strategic Income Fund 2017 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(47,324)	$(128,021)	$(660,074)	$(2,930,708)	$(3,766,127)
Written options	309,884	251,056	318,188	1,300,553	2,179,681
Futures contracts	(2,325,357)	—	—	—	(2,325,357)
Swap contracts	2,847,111	588,648	(1,097,167)	—	2,338,592
Forward foreign currency contracts	—	3,174,794	—	—	3,174,794
Total	$784,314	$3,886,477	$(1,439,053)	$(1,630,155)	$1,601,583

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(44,464)	$(10,578)	$314,168	$(208,686)	$50,440
Written options	—	10,234	(142,569)	64,790	(67,545)
Futures contracts	(2,608,749)	—	—	—	(2,608,749)
Swap contracts	3,832,077	(541,117)	414,321	—	3,705,281
Forward foreign currency contracts	—	(1,803,109)	—	—	(1,803,109)
Total	$1,178,864	$(2,344,570)	$585,920	$(143,896)	$(723,682)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended July 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$396,549
Written options	187,604
Futures contracts (to buy)	204,503,173
Futures contracts (to sell)	144,542,605
Forward foreign currency contracts (to buy)	48,441,505
Forward foreign currency contracts (to sell)	94,098,210

Western Asset Global Strategic Income Fund 2017 Annual Report	69

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$378,871,309
Credit default swap contracts (to buy protection)	10,535,985
Credit default swap contracts (to sell protection)	13,633,077
Currency swap contracts†	542,326
Total return swap contracts†	22,160,000

†	At July 31, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at July 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$211,785	—	$211,785
Futures contracts[5]	25,386	—	25,386
Centrally cleared swap contracts[5]	60,867	—	60,867
OTC swap contracts	1,336,037	$(1,280,508)	55,529
Forward foreign currency contracts	442,299	(40,706)	401,593
Total	$2,076,374	$(1,321,214)	$755,160

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at July 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$52,164	$(26,815)	$25,349
Forward foreign currency contracts	1,723,486	(160,000)	$1,563,486
Total	$1,775,650	$(186,815)	$1,588,835

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

70	Western Asset Global Strategic Income Fund 2017 Annual Report

For the year ended July 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$684,035	†	$387,786
Class C	64,927		7,003
Class C1	197,680	†	29,283
Class I	—		70,755
Class IS	—		80
Total	$946,642		$494,907

†	The amounts shown are exclusive of expense reimbursements. For the year ended July 31, 2017, the service and/or distribution fees reimbursed amounted to $39 and $8 for Class A and Class C1 shares, respectively.

For the year ended July 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$39
Class C	—
Class C1	8
Class I	4,551
Class IS	59
Total	$4,657

6. Distributions to shareholders by class

	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Investment Income:
Class A	$9,220,616	$24,079,951
Class B1	—	262,647
Class C	172,660	549,306
Class C1	841,041	2,797,863
Class I	2,361,144	5,327,908
Class IS	21,586	415,120
Total	$12,617,047	$33,432,795

Return Of Capital:
Class A	$4,148,957	—
Class B1	—	—
Class C	98,500	—
Class C1	427,324	—
Class I	976,438	—
Class IS	8,652	—
Total	$5,659,871	—

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

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Notes to financial statements (cont’d)

7. Shares of beneficial interest

At July 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares		Amount
Class A
Shares sold	6,140,731	$38,978,446	5,050,008		$31,424,309
Shares issued on reinvestment	2,037,029	12,933,335	3,768,653		23,228,372
Shares repurchased	(8,688,301)	(54,998,484)	(10,573,696)		(65,897,855)
Net decrease	(510,541)	$(3,086,703)	(1,755,035)		$(11,245,174)

Class B
Shares sold	—	—	32,309	[1]	$209,376	[1]
Shares issued on reinvestment	—	—	41,652	[1]	253,346	[1]
Shares repurchased	—	—	(798,355)	[1]	(4,881,781)	[1]
Net decrease	—	—	(724,394)	[1]	$(4,419,059)	[1]

Class C
Shares sold	267,743	$1,691,860	377,971		$2,389,880
Shares issued on reinvestment	36,305	230,284	72,522		445,640
Shares repurchased	(433,058)	(2,743,510)	(380,653)		(2,336,995)
Net increase (decrease)	(129,010)	$(821,366)	69,840		$498,525

Class C1
Shares sold	61,156	$387,379	59,216		$369,669
Shares issued on reinvestment	189,621	1,205,318	427,514		2,637,851
Shares repurchased	(1,390,855)	(8,812,056)	(1,085,368)		(6,762,046)
Net decrease	(1,140,078)	$(7,219,359)	(598,638)		$(3,754,526)

Class I
Shares sold	6,468,009	$41,304,152	3,785,807		$23,726,522
Shares issued on reinvestment	413,021	2,638,585	687,717		4,262,299
Shares repurchased	(2,854,277)	(18,187,793)	(5,729,401)		(35,943,094)
Net increase (decrease)	4,026,753	$25,754,944	(1,255,877)		$(7,954,273)

Class IS
Shares sold	134,671	$859,081	16,892		$100,689
Shares issued on reinvestment	4,741	30,238	63,040		392,933
Shares repurchased	(91,501)	(586,635)	(1,446,401)		(8,904,471)
Net increase (decrease)	47,911	$302,684	(1,366,469)		$(8,410,849)

[1]

On April 29, 2016, the Fund converted 217,012 Class B shares into 215,354 Class A shares, valued at $1,322,274. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

72	Western Asset Global Strategic Income Fund 2017 Annual Report

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2017, the Fund incurred a commitment fee in the amount of $4,223. The Fund did not utilize the Redemption Facility during the year ended July 31, 2017.

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 7/31/2017	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	143	2/17	$1,430	$1,716	$12	0.00%
BioScrip Inc., First Lien Notes, 8.875%, due 6/30/22	1,979,000	6/17	1,959,498	1,966,532	99.37	0.50

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$12,617,047	$33,432,795
Tax return of capital	5,659,871	—
Total distributions paid	$18,276,918	$33,432,795

As of July 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(29,335,340)
Capital loss carryforward**	(43,709,922)
Other book/tax temporary differences(a)	(50,433)
Unrealized appreciation (depreciation)(b)	(1,312,368)
Total accumulated earnings (losses) — net	$(74,408,063)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund's capital loss carryforward may be utilized.

Western Asset Global Strategic Income Fund 2017 Annual Report	73

Notes to financial statements (cont’d)

**	As of July 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(30,415,536)
7/31/2019	(13,294,386)
$(43,709,922)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences on partnership investments.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

74	Western Asset Global Strategic Income Fund 2017 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Strategic Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Strategic Income Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 20, 2017

Western Asset Global Strategic Income Fund 2017 Annual Report	75

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global Strategic Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

76	Western Asset Global Strategic Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Global Strategic Income Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); formerly, Trustee, First Potomac Realty Trust (2005 to 2017); Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

78	Western Asset Global Strategic Income Fund

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	144
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Global Strategic Income Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

80	Western Asset Global Strategic Income Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Global Strategic Income Fund	81

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund, upon completion of the audit of the Fund’s financial statements as of and for the fiscal period ended July 31, 2017 and the issuance of their report thereon, dated September 20, 2017. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended July 31, 2017 and July 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended July 31, 2017 and July 31, 2016 and the subsequent interim period through September 20, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2018. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended July 31, 2017 and July 31, 2016, and the subsequent interim period through September 20, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

82	Western Asset Global Strategic Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2017:

Record date:	Daily	Daily
Payable date:	August 2016 through December 2016	January 2017 through July 2017
Ordinary income:
Qualified dividend income for individuals	—	4.43%
Dividends qualifying for the dividends
received deduction for corporations	—	2.74%
Tax return of capital	—	55.67%

Please retain this information for your records.

Western Asset Global Strategic Income Fund	83

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/17 SR17-3152

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2016 and July 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $154,451 in 2016 and $135,780 in 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,240 in 2016 and $17,110 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2017.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 25, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2017